Exhibit 10.28

February 11, 2020
Fox Factory Holding Corp.
6634 Hwy-53
Braselton, GA 30517
Attention: John E. Blocher, Interim Chief Financial Officer
Commitment Letter
$550 million Senior Secured Credit Facility
Ladies and Gentlemen:
Fox Factory Holding Corp., a Delaware corporation (“you” or the “Borrower”) has advised Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc. (or any of its designated affiliates, “BofA Securities”) that the Borrower’s subsidiary, Fox Factory, Inc. intends to acquire (the “Acquisition”) all of the equity interests of SCA Performance Holdings, Inc. a Delaware corporation (the “Target”) from Southern Rocky Holdings, LLC (the “Seller”). This letter, together with the Summary of Terms and Conditions attached as Exhibit A hereto (“Summary of Terms”), and incorporated herein by this reference, may be hereinafter referred to as the “Commitment Letter”.
You have also advised Bank of America and BofA Securities that you intend to finance the Acquisition, the costs and expenses related to the Transactions (as defined below), and the ongoing working capital and other lawful general corporate purposes of the Borrower and its subsidiaries after consummation of the Acquisition, in each case, with an amendment to and syndication of the Borrower’s existing $250 million revolving credit facility and a new $300 million term loan facility (together, the “Senior Credit Facility”) subject to the terms of this Commitment Letter and the Summary of Terms. The Acquisition, the entering into and funding of the Senior Credit Facility, and all related transactions are hereinafter referred to, collectively, as the “Transactions”. The Senior Credit Facility may be documented as an amendment and restatement of the Credit Agreement (the “Existing Credit Agreement”) dated as of June 3, 2019 among, inter alios, the Borrower and Bank of America, as administrative agent.
In connection with the foregoing, Bank of America is pleased to advise you of its commitment to provide all of the Senior Credit Facility, and to act as the sole administrative agent for the Senior Credit Facility (in such capacity, the “Administrative Agent”), all upon and subject to the terms and conditions set forth in this Commitment Letter. BofA Securities is pleased to advise you of its willingness in connection with the foregoing commitment, as sole lead arranger and sole bookrunner for the Senior Credit Facility (in such capacities, the “Lead Arranger”), to form a syndicate of financial institutions (including Bank of America) (collectively, the “Lenders”) in consultation with you for the Senior Credit Facility, all upon and subject to the terms and conditions set forth in this Commitment Letter. No additional agents, co-agents or lead arrangers will be appointed, and no other titles will be awarded, in each case, without our prior written approval.

The commitment of Bank of America hereunder, and the undertaking of the Lead Arranger to provide the services described herein, are each subject to the conditions precedent set forth in the “Conditions Precedent to Closing” section in Exhibit A attached hereto and the conditions set forth in Addendum III thereof.
Notwithstanding anything in this Commitment Letter, the Fee Letter, the Loan Documents, or any other letter agreement or other undertaking concerning the financing of the Transactions to the contrary, the only representations relating to the Borrower, the Target, their respective subsidiaries and their businesses, the accuracy of which shall be a condition to the availability of the Senior Credit Facility on the Closing Date, shall be: (a) the representations made by, or with respect to, the Target and its subsidiaries in the Acquisition Agreement (as defined in the Summary of Terms), as are material to the interests of the Lenders, but only to the extent that your subsidiary Fox Factory, Inc., has the right to terminate its obligations under the Acquisition Agreement, or to decline to consummate the Acquisition pursuant to the Acquisition Agreement, as a result of a breach of such representations in the Acquisition Agreement (the “Acquisition Agreement Representations”); and (b) the Specified Representations (as defined below). For purposes hereof, “Specified Representations” means the representations and warranties relating to corporate status, corporate power and authority to enter into the Loan Documents (as defined in the Summary of Terms), due authorization, execution, delivery and enforceability of the Loan Documents, no conflicts with or consents under laws, charter documents or material agreements (other than consents that have been obtained), solvency, absence of litigation with respect to the Senior Credit Facility, Federal Reserve margin regulations, the Act (as defined below), Office of Foreign Assets Control, the Foreign Corrupt Practices Act, the Investment Company Act, accuracy of financial statements, status of the Senior Credit Facility as senior debt, the creation, validity, priority and perfection of the security interests granted in the Collateral (as defined in the Summary of Terms) (it being understood that, to the extent any security interest in the Collateral (other than any Collateral the security interest in which may be perfected by the filing of a UCC financing statement, the filing of a short-form security agreement with the United States Patent and Trademark Office or the United States Copyright Office, or the delivery of certificates evidencing equity interests) is not provided on the Closing Date after your use of best efforts to do so, the provision of such perfected security interest(s) shall not constitute a condition precedent to the availability of the Senior Credit Facility on the Closing Date, but shall be required to be delivered no later than thirty (30) days (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion) after the Closing Date pursuant to arrangements to be mutually agreed). This paragraph, and the provisions herein, shall be referred to as the “Certain Funds Provisions”.
The Lead Arranger intends to commence syndication of the Senior Credit Facility promptly upon your acceptance of this Commitment Letter and the Fee Letter, and the commitment of Bank of America hereunder shall be reduced dollar-for-dollar as and when corresponding commitments are received from the Lenders; provided that notwithstanding the Lead Arranger’s right to syndicate the Senior Credit Facility and receive commitments with respect thereto, (i) Bank of America shall not be relieved, released or novated from its obligations hereunder (including, subject to the satisfaction of the conditions set forth herein, its obligation to fund the Senior Credit Facility on the Closing Date) in connection with any syndication, assignment or participation of the Senior Credit Facility, including its commitments in respect thereof, until after the Closing Date has occurred and (ii) unless you otherwise agree in writing, Bank of America shall retain exclusive control over all rights and obligations with respect to its commitments in respect of the Senior Credit Facility, including all rights with respect to consents, modifications, supplements, waivers and amendments, until after the Closing Date has occurred. You agree to actively assist, and to use your commercially reasonable efforts to cause the Target to actively assist, the Lead Arranger in achieving a syndication of the Senior Credit Facility that is satisfactory to the Lead Arranger and you. Such assistance shall include your: (a) providing, and causing your advisors to provide, Bank of America, the Lead Arranger, and the other Lenders, upon request, with all information reasonably deemed necessary by Bank of America and the Lead Arranger to complete syndication, including, but not limited to, information and evaluations prepared by you, the Target, and your and its respective advisors, or on your or its behalf, relating to the Transactions (including the Projections (as defined below), the “Information”); (b) upon the request of the Lead Arranger, assisting in the preparation of a confidential information memorandum and other materials to be used in connection with the syndication of the Senior Credit Facility (collectively with the Summary of Terms, the “Information Materials”); (c) using your commercially reasonable efforts to ensure that the syndication efforts of the Lead Arranger benefit materially from your existing banking relationships and the existing banking relationships of the Target; and (d) otherwise assisting Bank of America and the Lead Arranger in their syndication efforts, including by making your officers and advisors, and the officers and advisors of the Target and its subsidiaries, available from time to time to attend and make presentations regarding the business and prospects of the Borrower, the Target and their respective subsidiaries, as appropriate, at one (1) or more meetings of prospective Lenders.

It is understood and agreed that the Lead Arranger will manage and control all aspects of the syndication in consultation with you, including decisions as to the selection of prospective Lenders and any titles offered to proposed Lenders, when commitments will be accepted, and the final allocations of the commitments among the Lenders. It is understood that no Lender participating in the Senior Credit Facility will receive compensation from you in order to obtain its commitment, except on the terms contained herein, in the Summary of Terms, and in the Fee Letter. It is also understood and agreed that the amount and distribution of the fees among the Lenders will be at the sole and absolute discretion of Bank of America and the Lead Arranger.
You represent, warrant and covenant that: (a) all financial projections concerning the Borrower, the Target and their respective subsidiaries that have been, or are hereafter, made available to Bank of America, BofA Securities, or the Lenders by you or any of your representatives (or on your or their behalf), or by the Target or any of its subsidiaries or representatives (or on any of their behalf) (the “Projections”), have been or will be prepared in good faith based upon reasonable assumptions; and (b) all Information, other than Projections, which has been, or is hereafter, made available to Bank of America, BofA Securities, or the Lenders by you or any of your representatives (or on your or their behalf), or by the Target or any of its subsidiaries or representatives (or on any of their behalf), in connection with any aspect of the Transactions, as and when furnished, is and will be complete and correct in all material respects, and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading. You agree to furnish us with further and supplemental information from time to time until the date of the initial borrowing under the Senior Credit Facility (the “Closing Date”), and, if requested by us, for a reasonable period (not to exceed forty-five (45) days) thereafter as is necessary to complete the syndication of the Senior Credit Facility, so that the representation, warranty and covenant in the immediately preceding sentence is correct on the Closing Date, and on such later date on which the syndication of the Senior Credit Facility is completed, as if the Information were being furnished, and such representation, warranty and covenant were being made, on such date. In issuing this commitment and in arranging and syndicating the Senior Credit Facility, Bank of America and the Lead Arranger are, and will be, using and relying on the Information without independent verification thereof.
You acknowledge that the Lead Arranger and/or Bank of America, on your behalf, will make available Information Materials to the proposed syndicate of Lenders by posting the Information Materials on IntraLinks, SyndTrak, or another similar electronic system. In connection with the syndication of the Senior Credit Facility, unless the parties hereto otherwise agree in writing, you shall be under no obligation to provide Information Materials suitable for distribution to any prospective Lender (each, a “Public Lender”) that has personnel who do not wish to receive material non-public information (within the meaning of the United States federal securities laws, “MNPI”) with respect to the Borrower, the Target, any of their respective affiliates, or any other entity, or the respective securities of any of the foregoing. You agree, however, that: (a) the Loan Documents will contain provisions concerning Information Materials to be provided to Public Lenders and the absence of MNPI therefrom; (b) Information Materials made available to prospective Public Lenders in accordance with this Commitment Letter shall not contain MNPI, whether or not any Information Materials are marked “PUBLIC”; and (c) the Lead Arranger and/or Bank of America, on your behalf, may distribute the following documents to all prospective Lenders, (i) administrative materials for prospective Lenders, such as lender meeting invitations and funding and closing memoranda, (ii) notifications of changes to the Senior Credit Facility’s terms, and (iii) other materials intended for prospective Lenders after the initial distribution of the Information Materials, including drafts and final versions of the Loan Documents. Upon request of the Lead Arranger, prior to distribution of Information Materials to prospective Lenders, you shall provide us with a customary letter authorizing the dissemination thereof.
By executing this Commitment Letter, you agree to reimburse Bank of America and the Lead Arranger, from time to time on demand, for all reasonable out-of-pocket fees and expenses (including, but not limited to: (a) the reasonable fees, disbursements and other charges of Moore & Van Allen PLLC, as counsel to the Lead Arranger and the Administrative Agent, and of special and local counsel to the Lenders (limited to one counsel per jurisdiction) retained by the Lead Arranger or the Administrative Agent; and (b) due diligence expenses) incurred in connection with the Senior Credit Facility, the syndication thereof, the preparation of the Loan Documents, and any other aspect of the Transactions or any other transactions contemplated hereby. You acknowledge that we may receive a benefit, including, without limitation, a discount, credit or other accommodation, from any of such counsel based on the fees such counsel may receive on account of their relationship with us, including, without limitation, fees paid pursuant hereto.

You agree to indemnify and hold harmless Bank of America, the Lead Arranger, each Lender, and each of their respective affiliates, and each of the respective officers, directors, employees, agents, advisors, and other representatives of each of the foregoing (each, an “Indemnified Party”), from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may be incurred by, or asserted or awarded against, any Indemnified Party, in each case, arising out of, or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding, or preparation of a defense in connection therewith), (a) any aspect of the Transactions or any other transactions contemplated by this Commitment Letter or the Fee Letter, (b) any other matters contemplated by this Commitment Letter or the Fee Letter, (c) the Senior Credit Facility and any other financings, or (d) any use made, or proposed to be made, with the proceeds thereof, except to the extent that such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from: (i) such Indemnified Party’s gross negligence or willful misconduct; (ii) such Indemnified Party’s breach in bad faith of its obligations under this Commitment Letter; or (iii) disputes solely between and among Indemnified Parties to the extent such disputes do not arise from any act or omission of you or any of your affiliates (other than claims against an Indemnified Party acting in its capacity as an agent or arranger or similar role under the Senior Credit Facility). In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by you, your equityholders or creditors, or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto, and whether or not any aspect of the Transactions, or any other transactions contemplated hereby, are consummated. You also agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to you or your subsidiaries or affiliates, or to your or their respective equity holders or creditors, arising out of, related to, or in connection with any aspect of the Transactions or any other transactions contemplated hereby, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. Notwithstanding any other provision of this Commitment Letter, no Indemnified Party shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems.
This Commitment Letter and that certain fee letter, of even date herewith, by and among you, Bank of America, and the Lead Arranger (the “Fee Letter”), and the contents hereof and thereof, are confidential, and, except for disclosure hereof or thereof on a confidential basis to your accountants, attorneys and other professional advisors retained by you in connection with the Transactions, or as otherwise required by law, may not be disclosed by you, in whole or in part, to any person or entity without our prior written consent; provided, that, it is understood and agreed that you may disclose this Commitment Letter but not the Fee Letter, (a) on a confidential basis to the board of directors or managers (or equivalent governing body) and advisors of the Seller and the Target in connection with their consideration of the Transactions, and (b) after your acceptance of this Commitment Letter and the Fee Letter, in filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges; provided, further, that, to the extent portions thereof have been redacted in a customary manner (including the portions thereof addressing fees payable to the Administrative Agent, the Lead Arranger and/or the Lenders and economic flex terms) reasonably satisfactory to the Lead Arranger, you may disclose the Fee Letter and the contents thereof to the Seller and the Target and the Target’s and the Seller’s respective officers, directors, agents, employees, attorneys, accountants, advisors, or controlling persons or equity holders, in each case, on a confidential and need-to-know basis. Bank of America and BofA Securities hereby notify you that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107–56 (signed into law October 26, 2001) (the “Act”), each of them is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow Bank of America or BofA Securities, as applicable, to identify you in accordance with the Act.

Each of Bank of America and the Lead Arranger shall use all confidential information provided to them by, or on behalf of, you hereunder solely for the purpose of providing the services which are the subject of this letter agreement, and otherwise in connection with the Transactions, and shall treat confidentially all such information; provided, that, nothing herein shall prevent either Bank of America or the Lead Arranger from disclosing any such information: (a) pursuant to the order of any court or administrative agency, or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case, Bank of America and the Lead Arranger agree to inform you promptly thereof prior to such disclosure to the extent not prohibited by law, rule or regulation); (b) upon the request or demand of any regulatory authority having jurisdiction over Bank of America, the Lead Arranger, or any of their respective affiliates; (c) to the extent that such information becomes publicly available other than by reason of disclosure in violation of this agreement by Bank of America or the Lead Arranger; (d) to Bank of America’s and the Lead Arranger’s respective affiliates, and their and such affiliates’ respective employees, legal counsel, independent auditors, and other experts or agents who need to know such information in connection with the Transactions and are informed of the confidential nature of such information; (e) for purposes of establishing a “due diligence” defense; (f) to the extent that such information is or was received by Bank of America or the Lead Arranger from a third party that is not, to Bank of America’s or the Lead Arranger’s knowledge, subject to confidentiality obligations to you; (g) to the extent that such information is independently developed by Bank of America or the Lead Arranger; or (h) to potential Lenders, participants, assignees, or potential counterparties to any swap or derivative transaction relating to the Borrower or any of its subsidiaries, or any of their respective obligations, in each case, who agree to be bound by the terms of this paragraph (or language substantially similar to this paragraph contained in a click-through screen on any electronic platform, or as otherwise reasonably acceptable to you, Bank of America and the Lead Arranger, including as may be agreed in any confidential information memorandum or other marketing material). This paragraph shall terminate on the second (2nd) anniversary of the date hereof.
You acknowledge that Bank of America, the Lead Arranger, and/or their respective affiliates may be providing financing or other services to parties whose interests conflict with yours. Bank of America and BofA Securities agree that they will not furnish confidential information obtained from you to any of their other customers, and that they will treat confidential information relating to you, the Target, and your and its respective affiliates with the same degree of care as they treat their own confidential information. Bank of America and BofA Securities further advise you that they will not make available to you confidential information that they have obtained, or may obtain, from any other customer. In connection with the services contemplated hereby and the Transactions, you agree that Bank of America and BofA Securities are permitted to access, use and share with any of their bank or non-bank affiliates, agents, advisors (legal or otherwise), or representatives any information concerning you, the Target or any of your or their respective affiliates that is, or may come, into the possession of Bank of America, BofA Securities, or any of such affiliates.
In connection with all aspects of each transaction contemplated by this Commitment Letter, you acknowledge and agree that: (a) (i) the arranging and other services described herein regarding the Senior Credit Facility are arm’s-length commercial transactions between you and your affiliates, on the one hand, and Bank of America and the Lead Arranger, on the other hand, (ii) you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, and (iii) you are capable of evaluating, and understand and accept, the terms, risks and conditions of the Transactions; (b) (i) Bank of America and the Lead Arranger each has been, is, and will be acting solely as a principal, and, except as otherwise expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for you, any of your affiliates, or any other person or entity, and (ii) neither Bank of America nor the Lead Arranger has any obligation to you or your affiliates with respect to the Transactions, except those obligations expressly set forth herein; and (c) Bank of America and the Lead Arranger and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and those of your affiliates, and Bank of America and the Lead Arranger have no obligation to disclose any of such interests to you or your affiliates. To the fullest extent permitted by law, you hereby waive and release any claims that you may have against Bank of America and the Lead Arranger with respect to any breach, or alleged breach, of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Commitment Letter.

This Commitment Letter and the Fee Letter shall be governed by, and construed in accordance with, the laws of the State of New York; provided, however, that (a) the interpretation of the definition of “Company Material Adverse Effect” (as defined in the Acquisition Agreement) (and whether or not a Material Adverse Effect has occurred under the Acquisition Agreement), (b) the determination of the accuracy of any Acquisition Agreement Representation and whether, as a result of any inaccuracy thereof, you and any of your affiliates have the right to terminate your and its obligations thereunder or decline to consummate the Acquisition (in accordance with the terms thereof) as a result of a breach of such representations in the Acquisition Agreement and (c) the determination of whether the Acquisition has been consummated in accordance with the terms of the Acquisition Agreement, shall, in each case, be governed by, and construed in accordance with, the laws of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of you, Bank of America, and BofA Securities hereby irrevocably waives any and all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of, or relating to, this Commitment Letter, the Fee Letter, the Transactions, or the actions of Bank of America and BofA Securities in the negotiation, performance or enforcement hereof. Each of Bank of America, BofA Securities, and you hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York, New York, in respect of any suit, action or proceeding arising out of, or relating to, the provisions of this Commitment Letter, the Fee Letter, and the Transactions, and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Nothing in this Commitment Letter, the Summary of Terms, or the Fee Letter shall affect any right that Bank of America, BofA Securities, or any affiliate thereof may otherwise have to bring any claim, action or proceeding relating to this Commitment Letter, the Fee Letter, and/or the Transactions, in any court of competent jurisdiction, to the extent necessary or required as a matter of law to assert such claim, action or proceeding against any assets of the Borrower or any of its subsidiaries, or to enforce any judgment arising out of any such claim, action or proceeding. Each of Bank of America, BofA Securities, and you agree that service of any process, summons, notice or document by registered mail addressed to you shall be effective service of process against you for any suit, action or proceeding relating to any such dispute. Each of Bank of America, BofA Securities, and you waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceedings brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction you are, or may be, subject by suit upon judgment. The commitments and undertakings of Bank of America and the Lead Arranger may be terminated by us if you fail to perform your obligations under this Commitment Letter or the Fee Letter on a timely basis.
The provisions of the immediately preceding seven (7) paragraphs shall remain in full force and effect, regardless of whether any definitive documentation for the Senior Credit Facility shall be executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking of Bank of America or the Lead Arranger hereunder.
This Commitment Letter and the Fee Letter may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Commitment Letter and the Fee Letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Commitment Letter or Fee Letter, as applicable.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America and/or BofA Securities of a manually signed Commitment Letter and/or Fee Letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Commitment Letter and/or Fee Letter converted into another format, for transmission, delivery and/or retention.
This Commitment Letter and the Fee Letter embody the entire agreement and understanding among Bank of America, the Lead Arranger, you, and your and their respective affiliates with respect to the Senior Credit Facility, and supersede all prior agreements and understandings relating to the specific matters hereof and thereof. However, please note that the terms and conditions of the commitment of Bank of America, and the undertaking of the Lead Arranger, hereunder are not limited to those set forth herein or in the Summary of Terms. Those matters that are not covered or made clear herein, or in the Summary of Terms or the Fee Letter, are subject to the mutual agreement of the parties. No party has been authorized by Bank of America or BofA Securities to make any oral or written statements that are inconsistent with this Commitment Letter. This Commitment Letter is not assignable by you without our prior written consent, and is intended to be solely for the benefit of the parties hereto and the Indemnified Parties.

This Commitment Letter, and all commitments and undertakings of Bank of America and the Lead Arranger hereunder, will expire at 11:59 p.m. (Pacific time) on February 11, 2020 unless you execute this Commitment Letter and the Fee Letter and return them both to us prior to that time (which may be by fax transmission or other electronic mail transmission), whereupon this Commitment Letter and the Fee Letter (each of which may be signed in one (1) or more counterparts) shall become binding agreements. Thereafter, all commitments and undertakings of Bank of America and the Lead Arranger hereunder (except to the extent that any provisions expressly survive termination of this Commitment Letter) will expire on the earliest of: (a) May 11, 2020, unless the Loan Documents are executed and delivered prior to such date; (b) the closing of the Acquisition without the use of the Senior Credit Facility; (c) the acceptance by the Target or any of its affiliates of an offer for all, or any substantial part, of the capital stock or property and assets of the Target and its subsidiaries, other than as part of the Transactions; and (d) the termination of the Acquisition Agreement prior to the consummation of the Transactions. In consideration of the time and resources that the Lead Arranger and Bank of America will devote to the Senior Credit Facility, you agree that, until such expiration, you will not, and will cause the Target not to, solicit, initiate, entertain or permit, or enter into any discussions in respect of, any offering, placement or arrangement of any competing senior credit facility or facilities for the Borrower and its subsidiaries with respect to the matters addressed in this Commitment Letter.

We are pleased to have the opportunity to work with you in connection with this important financing.
Very truly yours,
BANK OF AMERICA, N.A.
By: /s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President
BOFA SECURITIES, INC.
By: /s/ Mark N. Post
Name: Mark N. Post
Title: Managing Director

Accepted and agreed to as of the date first above written:

FOX FACTORY HOLDING CORP., a Delaware corporation
By: /s/ John E. Blocher
Name: John Blocher
Title: Interim Chief Financial Officer